                                                             EXHIBIT NUMBER (24)
                                                             TO 1998 FORM 10-K

POWER OF ATTORNEY
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KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned officers and directors of Northern Trust Corporation hereby severally constitute and appoint William A. Osborn, Perry R. Pero and Peter L. Rossiter, and each of them singly, our true and lawful attorneys and agents with full power to them and each of them singly, to sign for us in our names, in the capacities indicated below, Form 10-K, annual report pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1998, and to file such Form, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys and agents, and each of them, full power of substitution and revocation in the premises, and generally to do all such things in our name and behalf in our capacities as officers and directors to enable Northern Trust Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all regulations of the Securities and Exchange Commission thereunder, hereby ratifying and confirming our signatures as they may be signed by our attorneys, or any one of them, to such Form, and all that our attorneys and agents, or any of them, may do or cause to be done by virtue of these presents.

     IN WITNESS WHEREOF, the undersigned have hereunto executed this Power of Attorney this 16th day of February, 1999.
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William A. Osborn                       Barry G. Hastings
--------------------------------        --------------------------------
William A. Osborn                       Barry G. Hastings
Chairman of the Board, Chief            President, Chief Operating
Executive Officer and Director          Officer and Director



Perry R. Pero                           Harry W. Short
--------------------------------        --------------------------------
Perry R. Pero                           Harry W. Short
Senior Executive Vice President         Senior Vice President and Controller
and Chief Financial Officer             (Chief Accounting Officer)



Duane L. Burnham                        Delores E. Cross
--------------------------------        --------------------------------
Duane L. Burnham                        Delores E. Cross
Director                                Director



                                        Robert S. Hamada
                                        --------------------------------
                                        Robert S. Hamada
                                        Director

Robert A. Helman                        Arthur L. Kelly
--------------------------------        --------------------------------
Robert A. Helman                        Arthur L. Kelly
Director                                Director



Frederick A. Krehbiel                   William G. Mitchell
--------------------------------        --------------------------------
Frederick A. Krehbiel                   William G. Mitchell
Director                                Director



Edward J. Mooney                        Harold B. Smith
--------------------------------        --------------------------------
Edward J. Mooney                        Harold B. Smith
Director                                Director



William D. Smithburg                    Bide L. Thomas
--------------------------------        --------------------------------
William D. Smithburg                    Bide L. Thomas
Director                                Director


STATE OF ILLINOIS  )
                   )  SS
COUNTY OF COOK     )


     I,    Victoria Antoni   , a Notary Public, DO HEREBY CERTIFY that the
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above named directors and officers of Northern Trust Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and severally acknowledged that they signed and delivered the instrument as their free and voluntary act, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this  16th  day of February, 1999.
                                                ------


                                                 Victoria Antoni
                                                 -------------------------
                                                 Notary Public

My Commission Expires:

      7/25/99
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